United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 8, 2021

Date of Report (Date of earliest event reported)

Model Performance Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40318	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cheung Kong Center, 58 Floor, Unit 5801 2 Queens Road Central Central Hong Kong	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 9258 9728

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	MPAC	The Nasdaq Stock Market LLC
Warrants	MPACW	The Nasdaq Stock Market LLC
Units	MPACU	The Nasdaq Stock Market LLC
Rights	MPACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material definitive Agreements.

As previously disclosed, on August 6, 2021, MultiMetaVerse Inc., a Cayman Islands exempted company (the “Company” or “MMV”), Model Performance Acquisition Corp., a British Virgin Islands business company (the “Parent”), certain shareholders of the Company (each, a “Principal Shareholder” and collectively the “Principal Shareholders”), Model Performance Mini Corp., a British Virgin Islands business company (“Purchaser”) and Model Performance Mini Sub Corp., a Cayman Islands exempted company and wholly-owned subsidiary of the Purchaser (the “Merger Sub”), entered into a Merger Agreement (the “Merger Agreement”).

On January 6, 2022, each of the parties to the Merger Agreement and Avatar Group Holdings Limited, a British Virgin Islands business company controlled by certain Principal Shareholder (“Avatar”), entered into a First Amendment to Merger Agreement (the “Amendment”). Pursuant to the Amendment, the parties agreed, among other things, that the Outside Closing Date (as defined in the Merger Agreement) of the proposed business combination contemplated by the Merger Agreement (the “Business Combination”) shall be extended to September 30, 2022 from December 31, 2021.

The Amendment includes an amended covenant for the Company to procure from additional reputable investors equity financing in the aggregate amount of US$10,000,000 to Parent no later than 15 days prior to the closing date of the Business Combination (the “Closing Date”).

The Amendment also includes the following new covenants:

•	the Company agrees to make to Parent, and Parent agrees to borrow from the Company three tranches of non-interest bearing loans in the aggregate principal amount of $2,750,000 (the “Company Loans”), all of which shall become repayable upon closing of the Business Combination, or if the Purchaser Parties (defined below) materially breach the Merger Agreement or the Amendment and such breach has not been cured within fifteen (15) days;
•	Parent shall use the proceeds of the Company Loans for, among other things, working capital and to fund amounts required to extend the period of time for Parent to consummate a Business Combination for up to two (2) times up to 18 months from the closing of its initial public offering (“Parent’s Duration Period”);
•	prior to the expiration of the Parent’s Duration Period, the Parent shall hold a general meeting of shareholders to further extend the Parent’s Duration Period (the “Further Extension Period”), and the Company shall bear and prepay Parent in the form of additional loans to fund for any and all costs and expenses incurred (including costs from an increased redemption amount or additional premium paid or to be paid to the shareholders of Parent);
•	in the event that the closing of the Business Combination fails to occur within the Parent’s Duration Period (inclusive of applicable Further Extension Period) due to reasons not directly attributable to Parent, Purchaser and Merger Sub (collectively, the “Purchaser Parties”), Avatar shall pay Parent a lump sum payment of $3,250,000 (the “No-Deal Payment”); and
•	in the event that the closing of the Business Combination fails to occur on or prior to August 25, 2022, within five (5) business days after the Company’s receipt of relevant account details, the Company and Avatar shall (on a joint and several basis) deposit US$2,900,000 of the No-Deal Payment into an escrow account designated by Parent, the amount of which shall be released to Parent, for satisfaction of the obligation of Avatar under the Amendment.

A copy of the Amendment is filed with this Current Report on Form 8-K as Exhibit 2.1, and is incorporated herein by reference, and the foregoing description of the Amendment is qualified in its entirety by reference thereto.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Patrick Tsang

On December 8, 2021, Mr. Patrick Tsang resigned from his positions as a director of the board of directors (the “Board”) of the Company, including from his committee positions on the Audit Committee, Compensation Committee, and the Nominating Committee, effective immediately. Mr. Tsang’s resignation is not as a result of any disagreement with the Company relating to its operations, policies or practices.

Appointment of Tian Zhang

On December 8, 2021, First Euro Investments Limited, the sole member of the Class B ordinary shares of the Company, appointed Tian Zhang as a director of the Board, including committee positions on the Audit Committee, the Compensation Committee, and the Nominating Committee, effective immediately.

Tian Zhang does not have a family relationship with any director or executive officer of the Company and has not been involved in any transaction with the Company during the past two years that would require disclosure under Item 404(a) of Regulation S-K.

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions among Purchaser Parties and MMV and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending transaction, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of Parent and MMV to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of MMV or Parent; (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Parent’s securities; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of MMV and Parent to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (viii) the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; and (ix) risks associated with the financing of the proposed transaction. A further list and description of risks and uncertainties can be found in Parent’s prospectus/proxy statement filed with the SEC and in the Registration Statement on Form F-4 and proxy statement that will be filed with the SEC by the Purchaser in connection with the proposed transactions, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Purchaser Parties, MMV, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the transaction described herein, Parent and Purchaser will file relevant materials with the SEC, including the Registration Statement on Form F-4 and a proxy statement. The proxy statement and a proxy card will be mailed to stockholders of Parent as of a record date to be established for voting at the stockholders’ meeting relating to the proposed transactions. Stockholders will also be able to obtain a copy of the Registration Statement on Form F-4 and proxy statement without charge from Parent and Purchaser. The Registration Statement on Form F-4 and proxy statement, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to Parent at Cheung Kong Center, 58 Floor, Unit 5801, 2 Queens Road Central, Central, Hong Kong. INVESTORS AND SECURITY HOLDERS OF PARENT ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT PARENT WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARENT, MULTIMETAVERSE AND THE TRANSACTIONS.

Participants in Solicitation

Purchaser Parties, MMV, certain shareholders of Parent, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Parent ordinary shares in respect of the proposed transaction. Information about Parent's directors and executive officers and their ownership of Parent's ordinary shares is set forth in Parent's Registration Statement on Form S-1 filed with the SEC. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

2.1	First Amendment to Merger Agreement dated as of January 6, 2022
104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2022

MODEL PERFORMANCE ACQUISITION CORP.

By:	/s/ Serena Shie
Name:	Serena Shie
Title:	Chief Financial Officer